1 Cowen and Company Global Metals, Mining and Materials Conference November 13, 2013 Exhibit 99.1

2 Company Overview All financial data are for the quarter and nine months ended September 30, 2013 and the year ended December 31, 2012. Data are presented in millions of U.S. dollars except for earnings per share. Chemical Distribution results for 2012 are for the period beginning August 22, 2012 (the acquisition date) through December 31, 2012. Additional information is available at www.olin.com. Winchester Chlor Alkali A Leading North American Producer of Chlorine and Caustic Soda Q3 ‘13 9Mo ‘13 FY ‘12 Revenue: $ 374 $1,090 $ 1,411 EBITDA: $ 90 $ 250 $ 352 A Leading North American Producer of Small Caliber Ammunition Q3 ‘13 9Mo ‘13 FY ‘12 Revenue: $ 213 $ 599 $ 618 EBITDA: $ 44 $ 120 $ 69 Revenue: $ 671 $ 1,953 $ 2,185 Adj. EBITDA: $ 139 $ 355 $ 373 EPS (Diluted): $ .86 $ 1.90 $ 1.85 Olin Q3 2013 9Mo 2013 FY 2012 Olin Corporation A Leading Distributor of Caustic Soda and Midwest Bleach Producer Q3 ‘13 9Mo ‘13 4Mos ‘12 Revenue: $ 102 $ 326 $ 156 EBITDA: $ 7 $ 21 $ 10 Chemical Distribution

3 Investment Rationale • Leading Positions In: Chlorine and Caustic Soda Industrial Bleach Burner Grade Hydrochloric Acid Small Caliber Ammunition • History of Successful Acquisitions and Delivering Synergies: Pioneer Companies – August 31, 2007 SunBelt – February 28, 2011 K. A. Steel Chemicals Inc. – August 22, 2012 • Compelling Financials: Growing EBITDA Strong Balance Sheet and Free Cash Flow Fully Funded Pension Plan, No Material Debt Maturities Until 2016 348th Consecutive Quarterly Common Dividend Declared

4 0 50 100 150 200 250 300 350 2006 2007 2008 2009 2010 2011 2012 2013 Est. Growing EBITDA • Olin has successfully completed the immediately accretive acquisitions of Pioneer, SunBelt and KA Steel • Downstream bleach and HCl growth have increased earnings and margins • Winchester is benefiting from a high level of customer demand • Centerfire relocation to MS expected to increase Winchester EBIT by $35 to $40 million annually by 2016 • FY 2012 EBITDA of $373 million was the highest level of EBITDA in the Company’s 100+ year history • FY 2013 EBITDA is expected to be in the $415 to $430 million range Olin Five Year Trailing Adjusted EBITDA 151 180 269 234 254 276 308 325 10.3%CAGR

5 Chlor Alkali Process ECU = Electrochemical Unit; a unit of measure reflecting the chlor alkali process outputs of 1 ton of chlorine, 1.13 tons of 100% caustic soda and .03 tons of hydrogen. North American Position Percent of 2012 Revenue #2 #1 Industrial #1 Merchant #1 Burner Grade 54% 11% 5% 8% 21% 1% Raw Materials BRINE + ELECTROLYSIS = PRODUCTS Caustic Soda – 1.13 Tons (Sodium Hydroxide) (Potassium Hydroxide) Bleach (Sodium Hypochlorite) Chlorine – 1 Ton Potassium Chloride or Sodium Chloride KOH – 1.59 Tons HCl (Hydrochloric Acid) Hydrogen Gas - .03 Tons KOH or Caustic Soda Chlorine Hydrogen #4

6 North American Chlor Alkali Producers & Technologies Note: Red label indicates routine seller of merchant chlorine via rail car. 1 2 / 3 1 /1 2 N. A . Chlor ine P roduction C a pa c it y b y P roduc e r (0 0 0 S T ) 1 DOW 2 OXY 3 AXIALL (PPG/GGC) 4 OLIN 5 Shintech 6 Formosa 7 Bayer 8 Mexichem 9 Westlake 10 Canexus Others

7 • Winchester Centerfire Relocation – Decision made 11/3/2010 to relocate 1,000 jobs from E. Alton, IL to Oxford, MS; new 500,000 square foot facility opened within a year – Cost savings are expected to be $16 million in 2013 and $35 to $40 million annually upon completion of the relocation effort by late 2015 or early 2016 • Bleach Initiative – HyPure® plants in McIntosh, AL and Niagara Falls, NY completed in 2012 and producing product to specifications – Henderson, NV HyPure® plant completed in Q2 2013 and operating at full rate – Including KA Steel capabilities, we are able to convert more than 17% of our chlor-alkali capacity into higher margin bleach • Hydrochloric Acid – We have recently expanded our HCl capacity by approximately 10% with the addition of a new HCl burner at our Henderson, NV facility – We now have the ability to convert 13% of our chlorine capacity into HCl Capital Projects Driving EBITDA Growth

8 Diverse Customer Base Chlorine Caustic Soda North American Industry Olin Corporation Source: IHS and Olin 2012 demand. Chlorine: “Inorganics” includes: Titanium dioxide and bromine. Caustic Soda: “Organics” includes: MDI, TDI, polycarbonates, synthetic glycerin, sodium formate, monosodium glutamate. “Inorganics” includes: titanium dioxide, sodium silicates, sodium cyanide.

9 Olin’s Geographic Advantage Location 12/31/12 Chlorine Capacity (000s ST) McIntosh, AL 426 Diaphragm McIntosh, AL - SunBelt 352 Membrane Becancour, Quebec 297 Diaphragm 65 Membrane Niagara Falls, NY 300 Membrane Charleston, TN 190 Membrane St. Gabriel, LA 246 Membrane Henderson, NV 153 Diaphragm Total 2,030 Membrane 57% Diaphragm 43%  Access to regional customers including bleach and water treatment  Access to alternative energy sources  Coal, hydroelectric, natural gas and nuclear 32 49 55 25 57 18 60 8 29 2 53 30 35 43 39 44 54 41 17 Chlor Alkali Plants Bleach Plants Chlor Alkali & Bleach Plants Tacoma, WA Tracy, CA Santa Fe Springs, CA Henderson, NV St. Gabriel, LA McIntosh, AL Charleston, TN Niagara Falls, NY Becancour Quebec Augusta, GA Lamont, IL

10 Industrial Bleach Initiative • Why Industrial Bleach? – Bleach utilizes both chlorine and caustic soda in an ECU ratio – Demand is seasonal, but not cyclical – Bleach commands a premium price over an ECU • Why Olin? – Regional nature of the bleach business benefits Olin’s geographic profile – Olin’s proprietary railcar technology extends geographic reach – KA Steel’s Midwest bleach manufacturing & distribution completes coverage • Olin Actions – Olin is the leading North American bleach producer – Our 3 new HyPure® bleach investments have added 50% more bleach capacity to the Olin system, extending product shelf life and lowering freight costs – Q3 2013 bleach shipments of 57,000 ECUs were 14% higher than Q3 2012, this is the 23rd consecutive quarter of year-over-year increases in bleach shipments

11 26.4% CAGR Bleach Growth is a Key Objective • Olin bleach volumes have delivered steady growth since 2006 • Key bleach target segments include water treatment, consumer products, food, farming and pool chemicals • Our capacity to convert ECUs into higher margin bleach now exceeds 17% • Olin HyPure® bleach and proprietary rail car design provides: • Increased product stability and extended shelf life • A potential new category of consumer products • Reduced transportation costs • Expanded bleach shipping radius • An enhancement to our geographic advantage over competitors Olin’s Bleach Accomplishments

12 Hydrochloric Acid • Olin is the leading producer of Burner-grade HCl in North America with 5 manufacturing facilities in the United States and Canada • Currently 25% of HCl supply is “Burner-grade” or “on-purpose” HCl • By-product HCl accounts for 75% of the market supply, but availability is subject to urethane and fluorocarbon demand • Burner grade HCl is a reliable source, and while a small cost component in oil and gas exploration, is critical to the process • HCl is used in processing steel, artificial sweeteners, pharmaceuticals, food, ores and minerals; and in water, wastewater and brine treatments • Olin now has the ability to convert 13% of its chlorine capacity into higher margin HCl sales following the installation of a new HCl burner at the Henderson, NV plant

13 Growing HCl Demand North American HCl Supply • Burner acid is the only growing HCl supply source • 75% of HCl is supplied through by-product producers • By-product HCl availability is less reliable than burner HCl • Olin is ideally positioned to serve the West & North through expanded distribution capabilities North American HCl Demand • Demand for oil and gas exploration has increased • U.S. steel industry demand has been recovering • Diverse demand segments follow GDP growth 15.7% CAGR

14 • KA Steel is one of the largest distributors of caustic soda in North America and manufactures and sells bleach in the Midwest • On August 22, 2012, we acquired privately held KA Steel for $312 million in cash, subject to certain post-closing adjustments • 2011 KA Steel sales were $435 million and Adjusted EBITDA was $31 million; Q3 2013 sales were $102 million and EBITDA was $7 million • The combination of Olin and KA Steel is expected to generate $7 to $10 million of synergies in 2013, growing to approximately $35 million annually by the end of the third year of ownership • The Section 338(h)(10) tax election provides a $60 million NPV tax benefit to Olin; when considering this and the expected synergies, results in an EBITDA multiple of approximately 4 times • The transaction was financed through the sale of $200 million of 5.5%, 10- year notes and cash on hand KA Steel Acquisition

15 Complimentary Asset Footprints • KA Steel caustic distribution infrastructure is a strong fit with Olin’s chlor alkali assets: • Mature supply relationships • 90,000 tons of storage capacity • Expanded geographic coverage • Logistical savings • Provides scale and flexibility • Access to new customers, regions and industry segments • Combined network is capable of supporting higher caustic volumes • KA Steel adds approximately 50,000 tons of bleach capacity • Following the Q2 2013 start-up of the Henderson, NV HyPure® plant, Olin now has over 350,000 tons of value added bleach capacity 13 23 9 6 Only 3 locations out of 51 overlap

16 KA Steel Synergies Update • Platform to expand Olin sales of industrial bleach, HCl and KOH • Optimizes use of KA Steel’s existing freight and logistics network to reduce Olin’s shipping expense • Provides platform to reduce freight and logistics costs • Expands presence in core caustic soda business with a combined capacity to ship 3 million tons of caustic soda • Increases stability of core Chlor-Alkali business • Significant synergy potential of $7 to $10 million during full year 2013 and $35 million annually after the third year of ownership

17 Winchester Winchester Strategy • Cost Reduction – Centerfire relocation – Once completed, we expect $35-$40 million of lower operating costs – Approximately $16 million of cost savings expected to be realized in 2013 • New Product Development – Continue to develop new product offerings – Maintain reputation as a new product innovator • Provide returns in excess of cost of capital Hunters & Recreational Shooters Products Retail Distributors Mass Merchants Law Enforcement Military Industrial Rifle      N/A Handgun      N/A Rimfire       Shotshell       Components       Brands

18 Strong Correlation Between Firearm and Ammunition Sales Data Correlations • NICS Checks & U.S. Firearms Production: +99% • U.S. Commercial Ammunition Mfr. Shipments & U.S. Firearms Production: +92% • U.S. Commercial Ammunition Mfr. Shipments & NICS Checks: +87% 1Estimated based on NSSF Trade Statistics Program Ammunition Manufacturer Surveys, Department of Commerce U.S. Import Statistics, and internal Winchester estimates. 2012 estimated based on 1st half data. 2Reflect the FBI’s National Instant Criminal background check System statistics (NICS). 3Reflects production reported on Bureau of Alcohol, Tobacco, Firearms and Explosives’ Annual Firearms Manufacturing and Export Reports. 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 U.S. Firearms Production3

19 0 20 40 60 80 100 120 140 2006 2007 2008 2009 2010 2011 2012 9Mo '13 49 Winchester Is Growing • The surge that began in Q4 2012 continues into 2013 resulting in record full year EBITDA through only nine months • Currently, sales are only limited by product availability • Commercial backlog at 9/30/13 was approximately $439 million • Centerfire relocation expected to increase Winchester EBIT by $16 million in 2013 vs. a $5 million net expense in 2012 • Once completed in 2016, annual savings are now expected to be in the $35 to $40 million range • After completion, we expect that Winchester will generate $100 to $110 million of annual EBITDA 18.4% CAGR Annual EBITDA 120 69 73 78 42 36 25

20 Centerfire Relocation • The decision to relocate Winchester’s centerfire operations, including 1,000 jobs, was made on November 3, 2010 • The 500,000 square foot facility was opened in October 2011, the relocation of pistol ammunition manufacturing is complete, rifle manufacturing has been initiated, and the project is on schedule and on budget to be completed late 2015 or early 2016 • Year-over-year 2013 profit improvement resulting from the relocation savings are approximately $17 million • Cost savings are expected to be approximately $16 million in 2013, against net incremental cost of $5 million in 2012 • We now expect $35 to $40 million in lower operating costs by the completion of our relocation effort in late 2015 or early 2016

21 Strong Balance Sheet • Cash increased $142 million in Q3 2013 after funding the common dividend and repurchasing outstanding shares • The 9/30/13 cash balance of $290 million reflects: • $17 million increase in working capital during 2013; • $70 million of CAPEX in 2013, some for the Henderson, NV projects; • $11 million payment of maturing long-term debt in January; and • $77 million distributed to shareholders in the form of common stock dividends and common share repurchases through 9 months of 2013 • No material debt maturities until 2016, and total debt due between now and 6/1/16 is less than $40 million • The Olin defined benefit pension plans remain fully funded with no contributions expected for several years • 2013 CAPEX is forecast to be in the $95 to $105 million range • 2013 Depreciation and Amortization expense is expected to be in the $135 to $140 million range

22 • Full year 2013 forecasted EBITDA is expected to be a record • EBITDA growth in 2013 is driven by the successful completion of several strategic initiatives in 2012, the on-going bleach and HCl growth initiatives, KA Steel synergies, strong Winchester results and cost savings associated with the centerfire relocation to Oxford, MS • Continued growth in bleach sales, driven by the 3 new HyPure® bleach plants, provides Olin the ability to convert over 17% of our ECUs into higher margin bleach • The recently completed HCl capacity expansion at Henderson, NV now allows Olin to convert 13% of chlorine into higher margin HCl • 2013 will include a full year of KA Steel earnings and the expected realization of $7 to $10 million of synergy contributions • Winchester is experiencing record EBITDA in this latest surge and coupled with cost savings from the centerfire move, YTD 2013 EBITDA is 50% higher than previous FY record 2009 EBITDA Profit Outlook

23 Forward-Looking Statements This presentation contains estimates of future performance, which are forward-looking statements and actual results could differ materially from those anticipated in the forward-looking statements. Some of the factors that could cause actual results to differ are described in the business and outlook sections of Olin’s Form 10-K for the year ended December 31, 2012 and in Olin’s Third Quarter 2013 Form 10-Q. These reports are filed with the U.S. Securities and Exchange Commission.